PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2017
PROPERTY AND EQUIPMENT
PROPERTY AND EQUIPMENT

NOTE 9—PROPERTY AND EQUIPMENT

Property and equipment, net is as follows (in millions):

	December 31,	December 31,
	2017	2016
Computer equipment	$43	$38
Capitalized software (including internally developed software)	177	150
Land, buildings and leasehold improvements	431	368
Land held for development	56	56
Furniture, fixtures and other equipment	72	52
Construction projects in progress	20	47
Other projects in progress	40	37
Total property and equipment	839	748
Less: accumulated depreciation and amortization	(223)	(168)
Total property and equipment, net	$616	$580

The increase in property and equipment as of December 31, 2017 from December 31, 2016 is in large part attributable to our development activities pertaining to assets primarily used to support marketing and sales activities and resort operations at the following resorts:

•	Sheraton Kauai Resort,
•	Westin Los Cabos Resort Villas & Spa
•	Westin Nanea Ocean Villas
•	Westin Resort & Spa, Cancun

The increase to property and equipment was partly offset by transfers to inventory (non-current) related to the conversion activities at Sheraton Steamboat Resort Villas and The Westin Resort and Spa, Cancun, as well as a $11 million disposal of long-lived assets attributable to our Westin resort in St. John due to the weather events discussed in Note 7. This disposal pertains to our Vacation Ownership segment and was fully offset by expected insurance proceeds deemed probable of collection.

Additionally, our categorization of property and equipment as of December 31, 2016 presented in the table above contains certain recategorizations for purposes of consistency; specifically, amounts were recategorized from furniture, fixtures and other equipment to other classifications.